Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
Subsequent Events

13. Subsequent Events

              On March 7, 2016, the Company entered into a Third Amendment (the “Amendment”) to Loan and Security Agreement with Oxford Finance. The Amendment, among other things, modifies the amortization schedule of the loan and security agreement's required monthly payments. If (i) the Company receives gross proceeds from this offering of more than $45.0 million and (ii) the Company’s common stock is listed on the NYSE-MKT (together, the “Triggering Event”), the monthly payments will convert to payments of principal and interest, beginning on August 1, 2016, with the principal amount being amortized over the ensuing 36 months. If the Triggering Event does not occur, the monthly payments will convert to payments of principal and interest beginning on April 1, 2016, with the principal amount being amortized over the ensuing 40 months. In addition, the Amendment extends the amount of time the Company has to borrow an additional $5.0 million under the loan agreement on the same terms and conditions of the existing Oxford notes. The Company can borrow the additional $5.0 million following the Triggering Event until March 31, 2016.

              In January 2016, the Company amended the lease agreement related to its corporate offices to expand the leased premises an additional 11,889 square feet for a total of 32,805 square feet. The existing lease term is through May 2018 and was extended for an additional five years through May 2023. With respect to the expanded premises only during the remaining lease term and the entire premises during the expanded lease term, the future total minimum lease payments under the amended lease will be an additional $3.6 million and will expire May 2023. The Company has one option to extend the term of the lease for an additional five-year period with respect to the entire premises.